Other Exhibit


                                                                    Exhibit (a)

                                POWER OF ATTORNEY


          The undersigned hereby constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, John B. Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette E. Farragher and Mark Kornfeld and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Florida Intermediate Municipal Bond Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. DiMartino                       March 16, 2000
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Joseph S. DiMartino

/s/ Gordon J. Davis                           March 16, 2000
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Gordon J. Davis

/s/ David P. Feldman                          March 16, 2000
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David P. Feldman

/s/ Lynn Martin                               March 16, 2000
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Lynn Martin

/s/ Daniel Rose                               March 16, 2000
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Daniel Rose

/s/ Philip L. Toia                            March 16, 2000
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Philip L. Toia

/s/ Sander Vanocur                            March 16, 2000
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Sander Vanocur

/s/ Anne Wexler                               March 16, 2000
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Anne Wexler

/s/ Rex Wilder                                March 16, 2000
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Rex Wilder